EXHIBIT 99.2
FIFTH AMENDMENT TO CREDIT AGREEMENT
     This Fifth Amendment to Credit Agreement (this “Amendment”) is entered into as of June 18, 2008 by and among Wellman, Inc., a Delaware corporation (the “Funds Administrator”) and the other borrowers under the Credit Agreement party hereto, each as a debtor and debtor-in-possession (collectively, and together with the Funds Administrator, the “Borrowers”), Deutsche Bank Trust Company Americas, as Administrative Agent, and the other financial institutions party hereto.
RECITALS
     A. The Funds Administrator, the Borrowers, the Administrative Agent and the Lenders are party to that certain Credit Agreement dated as of February 26, 2008 (the “Credit Agreement”). Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Credit Agreement.
     B. The Funds Administrator, on behalf of itself and the Borrowers, the Administrative Agent and the undersigned Lenders wish to amend the Credit Agreement on the terms and conditions set forth below.
     Now, therefore, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:
          1. Amendments to Credit Agreement. Upon the Effective Date (as defined herein):
     (a) Section 1.1 of the Credit Agreement shall be amended by
               (i) deleting the definition of “Financial Advisory Fee” appearing therein and replacing it with the following: ““Financial Advisory Fee” shall mean the fee payable by Wellman to Lazard in connection with either completing the Reorganization Plan or closing the Wellman Sale pursuant to the existing agreement of Wellman with Lazard previously delivered to the Agent in connection with filing the Chapter 11 Cases and as approved by the Bankruptcy Court.”;
               (ii) deleting the definition of “Reorganization Plan” appearing therein and replacing it with the following: ““Reorganization Plan” shall mean a plan of reorganization or liquidation in any of the Chapter 11 Cases in form and substance reasonably satisfactory to the Majority Lenders providing for either (a) the indefeasible repayment in full of the Obligations in cash upon the effective date (except for contingent, unliquidated Obligations) or (b) treatment of the Obligations in a manner acceptable to the Agent and the Lenders in their sole discretion.”; and
               (iii) deleting the definition of “Total Commitments” and replacing it with the following:

               ““Total Commitments” shall mean the aggregate of the Commitments of all the Lenders, which in the aggregate shall not exceed $200,000,000.”
               (v) deleting the definition of “Wellman Sale” appearing therein and replacing it with the following: ““Wellman Sale” shall mean the sale of all or substantially all of the assets of the Borrowers and their Subsidiaries pursuant to which the Obligations shall be paid in full in cash at closing pursuant to section 363 of the Bankruptcy Code.”
     (b) Section 9.1 of the Credit Agreement shall be amended by:
               (i) deleting Section (i)(xv) in its entirety and replacing it with the following:
          “(xv) The failure of the Borrowers (i) to have both (A) filed a Reorganization Plan and a disclosure statement relating thereto and (B) obtained a binding commitment without any due diligence or other similar contingencies in form and substance reasonably satisfactory to the Majority Lenders to backstop a rights offering or other similar commitment of not less than $70 million in connection with such Reorganization Plan, in each case by June 25, 2008, (ii) to have obtained an indicative commitment letter or letters to provide exit financing in form and substance reasonably satisfactory to the Majority Lenders by July 14, 2008, (iii) to have obtained with respect to such exit financing a binding, fully underwritten, commitment letter or letters which are not subject to syndication, due diligence, market material adverse effect and/or other contingencies other than the delivery of customary corporate and loan documentation or the occurrence of confirmation of a Reorganization Plan, to provide the exit financing and any other financial accommodations required to consummate the Reorganization Plan described in (i), above, in form, substance and amount reasonably satisfactory to the Majority Lenders by July 30, 2008, (iv) to have obtained entry of an order by the Bankruptcy Court, in form and substance reasonably satisfactory to the Majority Lenders, approving the disclosure statement described in (i), above, by August 4, 2008, (v) to have provided documentation in substantially final form relating to the rights offering, the exit financing and any other financial accommodations required to consummate the Reorganization Plan described in (i), above, in form and substance reasonably satisfactory to the Majority Lenders by August 22, 2008, (vi) to have obtained entry of an order by the Bankruptcy Court, in form and substance reasonably satisfactory to the Majority Lenders, confirming a Reorganization Plan by September 15, 2008 and (vii) to have caused to occur the Consummation Date by September 25, 2008; or”;

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               (ii) deleting Section (i)(xvi) in its entirety and replacing it with the following:
          “(xvi) The failure of Solus Alternative Asset Management or one of its affiliated funds (“Solus”) (i) on or before June 18, 2008, to have executed a last out participation agreement in the form attached as Exhibit A (the “Solus Participation Agreement”) to that certain Fifth Amendment to Credit Agreement among the Borrowers, Agent and Lenders dated June 18, 2008 and (ii) within one Business Day after receipt of the signature pages to the Solus Participation Agreement for Agent and each Lender, to have executed and delivered an irrevocable trade confirmation which will cause the $20 million payment required by the Solus Participation Agreement to be made to Agent for the ratable benefit of Lenders; or”;
               (iii) deleting Section (i)(xvii) in its entirety and replacing in lieu thereof “intentionally omitted; or”;
               (iv) deleting section(i)(xviii) in its entirety and replacing it with the following:
          “(xviii) The entry of an order in any of the Chapter 11 Cases confirming a chapter 11 plan which does not constitute a Reorganization Plan.”
     (c) Annex I of the Credit Agreement is hereby deemed modified by reducing the amount listed as the Commitment for each Lender by 1/9th of the amount thereof.
          2. Representations and Warranties of the Borrower. The Borrowers represent and warrant that:
          (a) The execution, delivery and performance by the Borrowers of this Amendment have been duly authorized by all necessary corporate action and that this Amendment is a legal, valid and binding obligation of the Borrowers enforceable against the Borrowers in accordance with its terms, except as the enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally;
          (b) Each of the representations and warranties of the Borrowers contained in the Credit Agreement (treating this Amendment as a Loan Document for purposes thereof) is true and correct on and as of the date hereof as if made on the date hereof except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct on and as of such earlier date; and

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               (c) After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.
          3. Amendment Fee. Borrowers shall pay to the Agent, for the ratable benefit of the Lenders, a fee in the amount of .5% of the Total Commitments as of the date immediately prior to the date hereof (the “Amendment Fee”), which fee shall be fully earned on the Effective Date of this Amendment and due and payable in accordance with the terms hereof, shall be nonrefundable for any reason whatsoever and shall be in addition to any other fees, costs or expenses payable pursuant to the Credit Agreement, the Fee Letter or any other Loan Documents, including without limitation the fees payable under the joinder letter dated February 20, 2008. The Amendment Fee shall be paid to the Agent in two equal installments, with the first installment paid on the Effective Date of this Amendment and the second installment paid on the earlier to occur of the Facility Termination Date or the Consummation Date.
          4. Cooperation Covenant. The Borrowers hereby agree that, upon the occurrence of an Event of Default described in Section (i)(xv) of the Credit Agreement (as modified hereby), the Borrowers shall fully cooperate with Agent and Lenders in connection with any exercise of remedies by the Agent and Lenders, including without limitation the filing of a motion to sell the Borrowers’ assets pursuant to section 363 of the Bankruptcy Code, the filing of a Reorganization Plan, or the liquidation or other disposition of the Collateral, in each case on such terms and conditions as are requested by Agent and Lenders.
          5. Effective Date. This Amendment shall become effective on the date of the execution and delivery hereof by the Funds Administrator on behalf of itself and the Borrowers, the Administrative Agent and the Required Lenders (the “Effective Date”).
          6. Participation Fee. As consideration for entering into the Solus Participation Agreement, Borrowers shall pay to the Agent for the ratable benefit of the Lenders and the benefit of Solus as the holder of the “Loan Participation” sold pursuant to the Solus Participation Agreement a fee in the amount of 1% of the Total Commitments in effect immediately upon the effectiveness of this Amendment (the “Participation Fee”) and, subject to the Solus Participation Agreement, the Agent and the Lenders shall pay to Solus the Participation Fee following receipt thereof from Borrowers, which fee (i)(a) shall constitute part of the Obligations, (b) shall constitute Subordinated Claims (as defined in the Solus Participation Agreement), and (c) shall be fully secured, equally and ratably, by a lien on all of the Collateral securing the Obligations, (ii) shall be fully earned on the Effective Date of this Amendment and due and payable in accordance with the terms hereof, (iii) shall be nonrefundable for any reason whatsoever, and (iv) shall be in addition to any other fees, costs or expenses payable pursuant to the Credit Agreement, the Fee Letter or any other Loan Documents. Subject to the Solus Participation Agreement, the Participation Fee shall be paid to Agent by Borrowers and transferred from Agent within one Business Day of its receipt thereof to Solus on the earlier to occur of the Facility Termination Date or the Consummation Date. The obligation of Agent and the Lenders to pay the Participation Fee to Solus shall be entirely dependent of Borrowers first paying the Participation Fee to Agent, and

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accordingly neither Agent nor any Lender shall have any obligation to pay the Participation Fee to Solus except to the extent it has received the Participation Fee from Borrowers. In addition to the rights provided by the Solus Participation Agreement, Solus shall be a third-party beneficiary of this Amendment for the sole purpose of effectuating or enforcing this section 6 of this Amendment.
          7. Reference to and Effect Upon the Credit Agreement.
               (a) Except as specifically amended above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.
               (b) The execution, delivery and effectiveness of this Amendment (i) shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement or any Loan Document, nor constitute a waiver of any Default or provision of the Credit Agreement or any Loan Document, except as specifically set forth herein and (ii) shall not give rise to any obligation on the part of the Administrative Agent or the Lenders to further modify or waive any term or condition of the Credit Agreement or any of the other Loan Documents or give rise to any defenses or counterclaims to the right of the Administrative Agent or the Lenders, subject to the terms hereof, to enforce their rights and remedies under the Credit Agreement and the other Loan Documents. Except as expressly limited herein, the Administrative Agent and the Lenders hereby expressly reserve all of their rights and remedies under the Loan Documents and under applicable law with respect to all existing and future Defaults. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.
               (c) The parties acknowledge that this Amendment embodies the entire agreement and understanding among the Borrowers, the Administrative Agent and the Lenders with respect to the subject matter hereof and supersedes all prior discussions, agreements and understandings among the Borrowers, the Administrative Agent and the Lenders relating to the subject matter hereof.
          7. Governing Law. This Agreement shall be construed in accordance with and governed by the law of the State of New York.
          8. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.
          9. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.
[Signature Pages Follow]

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          IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.
[SIGNATURE PAGES FOLLOW]

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent, Collateral Agent and a Lender

By:

Name:

Title:

Fifth Amendment to Credit Agreement Signature Page

JPMORGAN CHASE BANK, N.A.

By:

Name:

Title:

Fifth Amendment to Credit Agreement Signature Page

GENERAL ELECTRIC CAPITAL CORPORATION

By:

Name:

Title:

Fifth Amendment to Credit Agreement Signature Page

LASALLE BUSINESS CREDIT, LLC

By:

Name:

Title:

Fifth Amendment to Credit Agreement Signature Page

WACHOVIA CAPITAL FINANCE CORPORATION (CENTRAL)

By:

Name:

Title:

Fifth Amendment to Credit Agreement Signature Page

WELLS FARGO FOOTHILL, LLC

By:

Name:

Title:

Fifth Amendment to Credit Agreement Signature Page

GMAC COMMERCIAL FINANCE LLC

By:

Name:

Title:

Fifth Amendment to Credit Agreement Signature Page

MERRILL LYNCH CAPITAL

By:

Name:

Title:

Fifth Amendment to Credit Agreement Signature Page

PNC BANK, NATIONAL ASSOCIATION

By:

Name:

Title:

Fifth Amendment to Credit Agreement Signature Page

ALLIED IRISH BANK, PLC

By:

Name:

Title:

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WEBSTER BUSINESS CREDIT CORPORATION

By:

Name:

Title:

Fifth Amendment to Credit Agreement Signature Page

UPS CAPITAL CORPORATION

By:

Name:

Title:

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E*TRADE BANK

By:

Name:

Title:

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WELLMAN, INC.

By:

Name:

Title:

PRINCE, INC.

By:

Name:

Title:

WELLMAN OF MISSISSIPI, INC.

By:

Name:

Title:

CARPET RECYCLING OF GEORGIA, INC.

By:

Name:

Title:

ALG, INC.

By:

Name:

Title:

FIBER INDUSTRIES, INC.

By:

Name:

Title:

PTA RESOURCES, LLC

By:

Name:

Title:

Fifth Amendment to Credit Agreement Signature Page